UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2010
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TIVO INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408)519-9100

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
On December 28, 2010, Randy Komisar, a member of the Board of Directors and the Board's Nominating and Governance Committee as well as the Technology Committee of TiVo Inc., notified us that he has resigned as a member of TiVo's Board of Directors effective December 31, 2010. TiVo thanks Mr. Komisar for his dedication and commitment to the Company as a Board member for more than 12 years. Mr. Komisar will continue his focus on investing in early stage start-up companies as a Partner for Kleiner Perkins Caufield & Byers, which has no ownership interest in the Company.

Additionally, Tom Wolzien was appointed Lead Independent Director by the Company's Board of Directors in December.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.
(Registrant)

Date: December 30, 2010	By:	/s/ Matt Zinn
Matt Zinn
SVP, General Counsel, Corporate Secretary and Chief Privacy Officer